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                                 AQUINAS FUNDS

                            ------------------------
                                 ANNUAL REPORT
                            ------------------------

                            THE AQUINAS FUNDS, INC.
                                 1-800-423-6369

                            ------------------------
                               December 31, 2001
                            ------------------------
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DEAR SHAREHOLDER:                                        DECEMBER 2001

I AM PLEASED TO REPORT THAT LIPPER FINANCIAL, THE COMPANY THAT PROVIDES MOST NEWSPAPERS WITH THEIR MUTUAL FUND DATA, RANKED THREE AQUINAS FUNDS AS LIPPER LEADERS FOR CONSISTENT RETURNS (TOP 20%) ON DECEMBER 31, 2001. See the individual Fund comments for details.

I AM ALSO HAPPY TO REPORT THAT WE DID NOT OWN ENRON. Our sub-advisers steered clear of this disaster because they could figure out neither what the company was doing; nor why it was involved in so many extraneous ventures. A very important lesson to be learned by investors is that not every money manager is adept at good financial analysis; and, just because a bank or investment house is big does not mean that it has good credit/investment analysts in senior management.

CLEARLY THE MAJOR ISSUE FOR THE LAST HALF OF 2001 WAS THE TERRORISM OF SEPTEMBER
11. The positive aspect is that it allowed the collective goodwill of our nation to be evidenced clearly and unselfishly. The people of the United States are basically good - just as most of the corporations in America are basically good. Economically, the fears of the investing public resulted in an oversold market immediately after the events of September 11. The Federal Reserve took immediate action to provide liquidity and lower interest rates. This bodes well for our economy over the next few years. The offset is that the budget surplus of the U.S. government has vaporized and we will return to deficit spending. Additionally, investing fundamentals returned as a result of the demise of the dot.com "new economy" mentality with its excessive exuberance. We are aware of one major brokerage firm that convinced investors to place over $1.5 billion dollars in its technology oriented mutual fund that lost 70% since its inception in March of 2001. For their customers, the word "Broker" may mean having less money at the end of 2001 than in 2000. Technology budgets have been reduced at many corporations as management has realized that they are not receiving adequate returns on their investment. While our equity funds have lost some money in 2001, they all recovered somewhat in the 4th quarter. We have done better than the majority of our peers based upon the Lipper Leaders rankings of all our Funds.

Our Catholic values shareholder activism continued in 2001 to see results. We are happy that parts of corporate America realize that social investing is a good long-term strategy. The following is a representative listing of activities:

     TARGET - At our urging it will no longer fund Planned Parenthood. BRISTOL MEYERS SQUIBB - Sold the contraceptives business.
     MERCK - Working on drug price restraints for underinsured and uninsured users.
     AT&T - We filed a proposal to pressure management on their XXX-rated pornography distribution through cable TV.
     TENET HEALTHCARE - We worked with them to eliminate elective abortions. Tenet was then able to purchase some Catholic hospitals.
     TYCO INTERNATIONAL - Working on gender discrimination.

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YOUR INVESTMENTS CONTINUE TO PROVIDE THE FOUNDATION FOR OUR WORK ON PROFESSIONAL
ACTIVISM WITH CORPORATE AMERICA ON CATHOLIC ISSUES.

WHERE DO WE SEE THE MARKETS IN THE NEAR FUTURE? With losses for the S&P 500/R Index two years in a row, you have to go back over 25 years to find similar happenings. The excessive exuberance referenced by the chairman of the Federal Reserve several years ago may have finally been rung out of overpriced securities. We believe that 2002 will be a more positive investment climate because of the significant interest rate cuts from the Federal Reserve, which should help re-start the U.S. economy and the fact that stocks are a leading indicator for the economy.

Investors may need to understand that a return to high single digit and low two digit returns is a return to the long-term realities of securities investing. The Aquinas Funds have always stated that patient investing provides good long-term returns. We continue to invest in good companies with good track records of earnings.

--------------------------------------------------------------------------------
                                                   THREE     FIVE     AVERAGE
                                                   YEAR      YEAR     ANNUAL
TOTAL RETURNS FOR THE             SIX      ONE    AVERAGE   AVERAGE    SINCE
PERIODS ENDED DECEMBER 31, 2001  MONTHS    YEAR   ANNUAL    ANNUAL INCEPTION(1)
--------------------------------------------------------------------------------
Aquinas Fixed Income Fund        4.97%    9.33%    5.39%     6.37%     5.87%
--------------------------------------------------------------------------------
Aquinas Value Fund              -4.21%   -6.29%   -2.17%     4.78%     9.08%
--------------------------------------------------------------------------------
Aquinas Growth Fund             -8.17%  -16.08%    1.96%    10.76%    12.08%
--------------------------------------------------------------------------------
Aquinas Small-Cap Fund(2)       -4.71%  -10.83%   -1.44%     4.49%     6.97%
--------------------------------------------------------------------------------

(1) Inception date of January 3, 1994. Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
(2) Prior to November 1, 2000, the Small-Cap Fund was known as the "Balanced Fund" and it was designed to provide one vehicle for participating in the investment strategies of the Value Fund, Growth Fund and Fixed Income Fund.

AQUINAS FIXED INCOME FUND returned 9.33% for the twelve months ended 12/31/2001. This compared to the Lehman Brothers Gov't./Credit Bond Index return of 8.50% and the Lipper Corporate Bond A-Rated Index return of 7.79%. During 2001, the Federal Reserve sharply reduced interest rates. The Aquinas Fixed Income Fund performs well in such an environment because of our purchase of securities with imbedded puts which increase the value of a security when interest rates move rapidly in either direction. Additionally, the markets paid a premium for the high-quality, investment-grade securities in our portfolio when the terror of September 11 struck. As you can see in the comparison with the Lipper A-Rated Index mentioned above, our high-quality portfolio has less credit risk because it is rated AA yet it earned a higher rate of return than the average in that Lipper Index. Lipper gave this Fund its highest rating in both of its rating categories. IT WAS DESIGNATED A LIPPER LEADER FOR BOTH CONSISTENT RETURNS AND PRESERVATION OF CAPITAL.

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AQUINAS VALUE FUND our large-cap value Fund, had a return of -6.29% versus the benchmark Russell 1000 Value Index of -5.59% and the Lipper Large-Cap Value Index return of -8.58%. THIS FUND WAS PLACED IN THE 2ND LEVEL OUT OF 5 LEVELS
(1 IS BEST) FOR LARGE-CAP VALUE FUNDS IN THE CONSISTENT RETURNS AND PRESERVATION OF CAPITAL CATEGORIES BY LIPPER FINANCIAL FOR 12/31/01. One reason for the improved relative performance of this Fund was that we terminated one of the portfolio managers, NFJ, and replaced them with Iridian Asset Management on November 1, 2000; and, this was their first full year of investment performance. While the value style of investing is returning to favor, Aquinas Value Fund has never been out of this style. We are proud of the fact that we do not style drift. If you use asset allocation, this is one fund that you can use without worry about a manager changing investment style.

AQUINAS GROWTH FUND had a return of -16.08% versus the benchmark Russell 3000 return of -11.46%. The Russell 3000 includes value style securities, which had greater returns than the growth style in 2001. For a longer-term view, over the last five years, the Russell 3000 had an annual average return of 10.14% versus an annual average return of 10.76% for the Aquinas Growth Fund. Additionally, for the same time period, the S&P 500 had an annual average return of 10.70% which was less than the Aquinas Growth Fund. We use two sub-advisers with this Fund, which adds diversification. This diversification smoothes out the peaks and valleys that other diversified funds with more concentrated portfolios usually experience. When you review the five-year record of this Fund, you can see that we have obtained better results than indexes, which are considered to be tough to beat. LIPPER FINANCIAL DESIGNATED THIS FUND A LIPPER LEADER WITH A TOP RATING FOR CONSISTENT RETURNS AS OF 12/31/01.

AQUINAS SMALL-CAP FUND completed its first full year as a small-cap fund. Previously, until 11/01/00, this Fund had the investment objective of a balanced fund. While a total return of -10.83% versus the benchmark of 2.49% is not exciting, this Fund only has a small-cap growth manager and most of the Russell 2000 return came from the value stocks in that Index. When the Fund becomes larger, we intend to add a small-cap value manager. The current manager, John McStay Investment Counsel has a very good long-term record. We ask our investors to be patient because the small-cap sector moves rapidly when the investment world believes that small-cap is the place to be. This Fund returned a positive 13.12% over the last three months of 2001. THIS FUND WAS DESIGNATED A LIPPER LEADER FOR CONSISTENT RETURNS AS OF 12/31/01 BY LIPPER FINANCIAL.

LIPPER DISCLOSURES:
HOW WE SCORE LIPPER LEADERS FOR CONSISTENT RETURN:

For scoring purposes, we group funds first by their broad asset class, such as Equity Funds, and then into peer groups, which are funds with similar underlying investments or investment objectives, such as Large-Cap Value, Balanced, or Intermediate Investment-Grade Debt Funds.

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We then apply a highly sophisticated consistent return calculation that evaluates two fund characteristics: consistency, or the strength of a fund's performance trend, and Effective Return, the fund's return adjusted for its historical downside risk. Each fund's score evaluates the fund's Consistent Return performance over the past 36 months.

Fund scores range from 1 to 5. The funds that score 1 are recognized as Lipper Leaders for Consistent Return. The Lipper Leaders list is updated monthly.

A current list of Lipper Leaders for Consistent Return is available for your review, and be sure to check the Consistent Return score of the funds you own or are considering for purchase.

HOW WE SCORE LIPPER LEADERS FOR PRESERVATION:

Funds that preserve capital over the longer term typically excel at avoiding negative returns during shorter time periods as well, relative to other funds in the asset class. Lipper evaluates a fund's monthly returns over 36 months and identifies those funds that have had fewer and less severe negative monthly performance periods compared to other funds in its asset class.

Fund scores range from 1 to 5. The funds that score 1 are recognized as Lipper Leaders for Preservation.

The list of Lipper Leaders is updated monthly.

Through historical research, Lipper tested the methodology that identifies Lipper Leaders for Preservation.

In tests using 20 years of performance data, on average about two out of every three funds that scored 1 for preservation maintained that exceptional score for at least 18 months.

Under no circumstances does information about Lipper Leader funds constitute a recommendation to buy or sell mutual funds. Lipper Leaders measures, analyze past fund performance, and investors should remember that past performance is no guarantee of future results. Lipper Leaders status is calculated monthly using data available at the time of calculation; Lipper undertakes no responsibility for updating the calculations more frequently than monthly to incorporate more current data.

webmaster@lipper.reuters.com Copyright 2001/c Reuters. All rights reserved.
----------------------------

Catholic investing is responsible investing. We have shown that major corporations can be changed when engaged in a professional manner. We are encouraged that more Catholic organizations are recognizing the need to invest in a Catholic manner in order to not just follow Canon law; but, to do what is morally right and to lead by example. More and more Catholic organizations are permitting their employees to invest defined contribution dollars in our Catholic mutual funds. Additionally, our financial results are recognized by various rating organizations in a favorable manner. We continue to live our mission to make Catholic investing easy and responsible. Thank you for investing with us.

Sincerely,

/S/Frank Rauscher

Frank Rauscher
President and Treasurer

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AQUINAS FIXED INCOME FUND
                                                      Lehman Bros.
                            AQUINAS FIXED            Gov't./Credit
                             INCOME FUND               Bond Index
                         --------------------     --------------------

Jan. 3, 1994                    10,000                  10,000
Dec. 1994                        9,691                   9,649
Dec. 1995                       11,266                  11,505
Dec. 1996                       11,585                  11,840
Dec. 1997                       12,574                  12,995
Dec. 1998                       13,475                  14,225
Dec. 1999                       13,224                  13,920
Dec. 2000                       14,429                  15,569
Dec. 2001                       15,775                  16,893

           ----------------------------------------------------------
                                 TOTAL RETURNS
                    For the Periods Ended December 31, 2001

                                                  Five     Average
                                                  Year     Annual
                                         One     Average    Since
                                        Year     Annual   Inception
          ----------------------------------------------------------
          Aquinas Fixed Income Fund     9.33%     6.37%     5.87%
          ----------------------------------------------------------
          Lehman Bros. Gov't./
          Credit Bond Index             8.50%     7.37%     6.78%
          ----------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
The Lehman Brothers Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, or international agencies).

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AQUINAS VALUE FUND

                          AQUINAS             S&P 500           Russell 3000
                         VALUE FUND         STOCK INDEX         Value Index
                     ------------------  ------------------  ------------------

Jan. 3, 1994               10,000             10,000               10,000
Dec. 1994                   9,707             10,132                9,806
Dec. 1995                  13,165             13,939               13,436
Dec. 1996                  15,854             17,140               16,338
Dec. 1997                  20,269             22,859               22,029
Dec. 1998                  21,383             29,393               25,002
Dec. 1999                  21,623             35,577               26,665
Dec. 2000                  21,366             32,338               28,808
Dec. 2001                  20,022             28,494               27,560

           ----------------------------------------------------------
                                 TOTAL RETURNS
                    For the Periods Ended December 31, 2001

                                                  Five     Average
                                                  Year     Annual
                                         One     Average    Since
                                        Year     Annual   Inception
          ----------------------------------------------------------
          Aquinas Value Fund           -6.29%     4.78%     9.08%
          ----------------------------------------------------------
          S&P 500 Stock Index         -11.89%    10.70%    14.00%
          ----------------------------------------------------------
          Russell 3000 Value Index     -4.33%    11.02%    13.53%
          ----------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

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AQUINAS GROWTH FUND

                          AQUINAS             S&P 500           Russell 3000
                        GROWTH FUND         Stock Index            Index
                     ------------------  ------------------  ------------------

Jan. 3, 1994              10,000               10,000              10,000
Dec. 1994                  9,322               10,132              10,018
Dec. 1995                 12,145               13,939              13,705
Dec. 1996                 14,927               17,140              16,695
Dec. 1997                 19,252               22,859              22,001
Dec. 1998                 23,478               29,393              27,312
Dec. 1999                 28,939               35,577              33,021
Dec. 2000                 29,656               32,338              30,557
Dec. 2001                 24,886               28,494              27,057

           ----------------------------------------------------------
                                 TOTAL RETURNS
                    For the Periods Ended December 31, 2001

                                                  Five     Average
                                                  Year     Annual
                                         One     Average    Since
                                        Year     Annual   Inception
          ----------------------------------------------------------
          Aquinas Growth Fund         -16.08%    10.76%    12.08%
          ----------------------------------------------------------
          S&P 500 Stock Index         -11.89%    10.70%    14.00%
          ----------------------------------------------------------
          Russell 3000 Index          -11.46%    10.14%    13.26%
          ----------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 3000 Index is composed of the 3,000 largest U.S. securities, as determined by total market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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AQUINAS SMALL-CAP FUND

                               AQUINAS                  S&P 500
                            SMALL-CAP FUND            Stock Index
                         --------------------     --------------------

Jan. 3, 1994                    10,000                  10,000
Dec. 1994                        9,694                  10,132
Dec. 1995                       11,937                  13,939
Dec. 1996                       13,763                  17,140
Dec. 1997                       16,502                  22,859
Dec. 1998                       17,899                  29,393
Dec. 1999                       18,625                  35,577
Dec. 2000                       19,219                  32,338
Dec. 2001                       17,138                  28,494

           ----------------------------------------------------------
                                 TOTAL RETURNS
                    For the Periods Ended December 31, 2001
           ----------------------------------------------------------
                                                  Five     Average
                                                  Year     Annual
                                         One     Average    Since
                                        Year     Annual   Inception
          ----------------------------------------------------------
          Aquinas Small-Cap Fund      -10.83%     4.49%     6.97%
          ----------------------------------------------------------
          S&P 500 Stock Index         -11.89%    10.70%    14.00%
          ----------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Prior to November 1, 2000, the Small-Cap Fund was known as the "Balanced Fund" and it was designed to provide one investment vehicle for participating in the investment strategies of the Value Fund, Growth Fund and Fixed Income Fund.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

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FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001


   Principal
    Amount                                                              Value
  ----------                                                          ----------

                  FIXED INCOME BONDS 97.7%
                  ASSET-BACKED SECURITIES 13.5%
       $315,000   ABN Amro, 6.50%, 12/1/16                            $317,460
        190,000   Amresco Commercial Mortgage
                  Funding I, 7.19%, 6/17/29                            202,201
        229,041   Amresco Residential Securities
                  Mortgage Loan Trust, 7.615%, 3/25/27                 236,599
        350,000   Asset Securitization Corp.,
                  7.49%, 4/14/29                                       377,121
        130,000   Asset Securitization Corp.,
                  6.75%, 2/14/43                                       135,838
        161,064   Capital Auto Receivables Asset Trust,
                  5.68%, 8/15/04                                       162,101
        631,000   Chase Mortgage Finance Corp.,
                  6.50%, 2/25/32                                       635,905
        250,021   Chase Commercial Mortgage
                  Securities Corp., 6.34%, 12/18/06                    260,574
        401,825   Chase Commercial Mortgage
                  Securities Corp., 6.45%, 12/12/29                    418,925
        420,000   First Union - Lehman Brothers -
                  Bank of America, 6.56%, 11/18/35                     437,198
        396,189   First Union - Lehman Brothers
                  Commercial Mortgage,
                  6.479%, 3/15/04                                      404,050
        220,000   First Union - Lehman Brothers
                  Commercial Mortgage,
                  6.60%, 11/18/29                                      230,381
        200,000   MBNA Master Credit Card Trust,
                  7.35%, 7/16/07                                       216,156
        115,000   Merrill Lynch Mortgage
                  Investors, Inc., 7.56%, 11/15/31                     124,238
        265,744   Morgan Stanley Capital Funding I,
                  6.19%, 1/15/07                                       275,934
        762,358   Morgan Stanley Capital Funding I,
                  6.25%, 7/15/07                                       793,580

   Principal
    Amount                                                              Value
  ----------                                                          ----------

                  ASSET-BACKED SECURITIES 13.5% (CONT'D.)
     $  416,811   Prudential Securities Secured
                  Financing Corp., 6.17%, 10/15/04                 $   428,271
        446,534   Prudential Securities Secured
                  Financing Corp., 6.074%, 11/1/31                     457,879
        120,000   Salomon Brothers Mortgage
                  Securities VII, 7.80%, 10/25/26                      127,490
        400,000   Wells Fargo Mortgage
                  Backed Securities, 6.25%, 12/25/16                   405,664
                                                                  ------------
                                                                     6,647,565
                                                                  ------------

                  CONVERTIBLE BONDS 1.8%
        900,000   Verizon Global Funding Corp.,
                  4.25%, 9/15/05                                       904,500
                                                                  ------------

                  CORPORATE BONDS 60.3%
        570,000   Aetna Inc., 6.97%, 8/15/36                           600,837
        175,000   Alcoa, Inc., 7.375%, 8/1/10                          190,553
         90,000   Amerada Hess, 7.875%, 10/1/29                         96,780
        220,000   American Airlines, 7.024%, 10/15/09                  213,531
        415,000   AOL Time Warner Inc.,
                  7.625%, 4/15/31                                      438,975
        125,000   AXA Financial, Inc., 7.75%, 8/1/10                   135,802
        900,000   Bellsouth Capital Funding,
                  7.12%, 7/15/97                                       899,454
        355,000   Bellsouth Telecom, 7.00%, 12/1/95                    363,390
        800,000   Boeing Co., 7.95%, 8/15/24                           886,346
        205,000   Capital One Bank, 6.875%, 2/1/06                     200,005
        120,000   C.I.T. Group, Inc., 6.50%, 2/7/06                    123,348
        400,000   Citigroup, Inc., 6.875%, 6/1/25                      424,780
         70,000   Citizens Communications,
                  9.25%, 5/15/11                                        77,900
        190,000   Clear Channel Communications,
                  7.875%, 6/15/05                                      201,358
      1,275,000   Coca-Cola Enterprises, Inc.,
                  7.00%, 10/1/26                                     1,371,984

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FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2001


   Principal
    Amount                                                              Value
  ----------                                                          ----------

                  CORPORATE BONDS 60.3% (CONT'D.)
     $  140,000   Coca-Cola Enterprises, Inc.,
                  6.75%, 9/15/28                                      $141,889
        600,000   Commercial Credit Co.,
                  7.875%, 2/1/25                                       656,549
        192,163   Continental Airlines, 8.048%, 11/1/20                179,672
         70,000   Deere and Co., 7.125%, 3/3/31                         69,960
        400,000   Delta Air Lines, 7.57%, 11/18/10                     395,740
         55,380   East Coast Power LLC,
                  7.066%, 3/31/12                                       54,848
        100,000   EOP Operating LP, 6.375%, 1/15/02                    100,104
        515,000   EOP Operating LP, 6.376%, 2/15/02                    517,087
        150,000   EOP Operating LP, 6.376%, 8/1/10                     161,387
        190,000   First Union Corp., 6.40%, 4/1/08                     193,203
        295,000   First Union Corp., 6.824%, 8/1/26                    312,638
      1,000,000   First Union Corp.,7.50%, 4/15/35                   1,064,469
        130,000   Ford Motor Co., 7.45%, 7/16/31                       119,105
      1,565,000   Ford Motor Credit Co.,
                  7.375%, 10/28/09                                   1,541,395
        150,000   Fred Meyer, Inc., 7.375%, 3/1/05                     158,393
        300,000   General Motors Acceptance Corp.,
                  5.80%, 3/12/03                                       305,991
        750,000   General Motors Acceptance Corp.,
                  8.875%, 6/1/10                                       822,583
        130,000   General Motors Acceptance Corp.,
                  7.25%, 3/2/11                                        130,533
        345,000   General Motors Acceptance Corp.,
                  8.00%, 11/1/31                                       351,136
        950,000   Grand Metropolitan Investment PLC,
                  7.45%, 4/15/35                                     1,021,323
        175,000   Hanson PLC, 7.875%, 9/27/10                          188,615
      1,160,000   Heller Financial, Inc., 6.00%, 3/19/04             1,218,698
      1,000,000   Household Finance Corp.,
                  7.20%, 7/15/06                                     1,052,304

   Principal
    Amount                                                              Value
  ----------                                                          ----------
                  CORPORATE BONDS 60.3% (CONT'D.)
     $  130,000   Household Finance Corp.,
                  6.40%, 6/17/08                                      $128,987
      1,000,000   Hydro-Quebec, 8.05%, 7/7/24                        1,175,051
        800,000   IBM Corp., 6.22%, 8/1/27                             836,594
        108,903   Indiantown Cogeneration,
                  9.26%, 12/15/10                                      110,842
        160,000   International Lease Finance Corp.,
                  5.75%, 10/15/06                                      159,578
        625,000   Koninklijke KPN NV, 8.00%, 10/1/10                   629,375
      1,025,000   Lehman Brothers Inc., 7.50%, 8/1/26                1,077,504
        150,000   Lehman Brothers Hldg., Inc.,
                  7.75%, 1/15/05                                       160,847
        265,000   Lehman Brothers Hldg., Inc.,
                  8.80%, 3/1/15                                        304,748
        125,000   Morgan Stanley Dean Witter,
                  6.75%, 4/15/11                                       127,884
        610,000   Motorola, Inc., 6.50%, 9/1/25                        605,193
        700,000   NationsBank Corp., 8.57%, 11/15/24                   826,858
        175,000   News America, Inc., 6.625%, 1/9/08                   179,352
        975,000   Norfolk Southern Corp.,
                  7.05%, 5/1/37                                      1,035,085
        150,174   NRG South Central LLC,
                  8.962%, 3/15/16                                      151,315
        605,000   Procter & Gamble, 8.00%, 9/1/24                      715,204
        100,000   Progressive Corp., 6.375%, 1/15/12                    99,174
         75,000   Sara Lee Corp., 6.25%, 9/15/11                        76,128
        160,000   Textron Financial Co., 5.95%, 3/15/04                163,805
        930,000   Tyco International Group,
                  6.25%, 6/15/03                                       967,423
        425,000   United Airlines, 6.071%, 3/1/13                      388,773
        200,000   US West Capital Funding,
                  6.375%, 7/15/08                                      190,984
         70,000   Washington Mutual, Inc.,
                  6.25%, 5/15/06                                        72,228

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AQUINAS FUNDS

 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2001


   Principal
    Amount                                                              Value
  ----------                                                          ----------

                  CORPORATE BONDS 60.3% (CONT'D.)
    $   140,000   Williams Cos., 7.125%, 9/1/11                       $137,485
      1,000,000   WMX Technologies, Inc.,
                  7.10%, 8/1/26                                      1,033,595
      1,200,000   WorldCom, Inc., 7.75%, 4/1/27                      1,241,180
        125,000   WorldCom, Inc., 8.25%, 5/15/31                       132,132
                                                                  ------------
                                                                    29,709,989
                                                                  ------------

                  FOREIGN GOVERNMENT AGENCIES 0.7%
        130,000   Malaysia, 8.75%, 6/1/09                              145,657
        213,258   Republic of Columbia,
                  9.75%, 4/9/11                                        223,388
                                                                  ------------
                                                                       369,045
                                                                  ------------

                  U.S. GOVERNMENT AGENCIES 13.4%
         91,197   FGLMC,  Pool G00598,
                  8.50%, 11/1/26                                        97,714
      1,689,806   FGLMC, 7.00%, 1/1/28                               1,728,114
      1,695,000   FGLMC 30 Year TBA,
                  6.50%, 1/15/17                                     1,696,590
        225,000   FGLMC 30 Year TBA,
                  7.00%, 1/15/32                                       229,078
        202,470   FHLMC, Pool 555316, 9.00%, 6/1/19                    219,926
        130,000   FHLMC, 6.00%, 6/15/11                                132,404
        157,728   FHLMC, 9.50%, 12/1/22                                174,296
        358,393   FHLMC, 7.264%, 8/1/29                                368,933
        315,000   FHT, 6.50%, 12/31/31                                 315,000
        155,000   FNCI 15 Year TBA, 6.00%, 1/16/17                     155,291
        335,000   FNMA, 5.50%, 2/15/06                                 345,055
        200,000   FNMA, 7.25%, 1/15/10                                 220,656
        315,000   FNMA, 7.00%, 4/25/20                                 322,963
        210,000   FNMA, 6.50%, 2/25/25                                 215,454
         31,059   FNMA, 7.233%, 4/1/30                                  31,997
        184,769   GN, Platinum #780904,
                  9.50%, 7/15/18                                       206,026
        108,847   GNSF, Pool 781214,
                  8.50%, 12/15/27                                      116,664
                                                                  ------------
                                                                     6,576,161
                                                                  ------------

   Principal
    Amount                                                              Value
  ----------                                                          ----------

                  U.S. TREASURY OBLIGATIONS 8.0%
     $  470,000   U.S. Treasury Bond, 6.75%, 8/15/26                  $530,622
        140,000   U.S. Treasury Bond, 6.125%, 8/15/29                  148,586
        392,000   U.S. Treasury Bond, 6.25%, 5/15/30                   424,631
      1,400,000   U.S. Treasury Note, 2.75%, 10/31/03                1,396,993
        312,000   U.S. Treasury Note, 7.875%, 11/15/04                 346,917
        435,000   U.S. Treasury Note, 5.625%, 5/15/08                  455,968
      1,265,000   U.S. Treasury Strips, 5/15/18                        472,978
         70,000   U.S. Treasury Strips, 2/15/20                         23,560
        200,000   U.S. Treasury Strips, 11/15/21                        61,301
        300,000   U.S. Treasury Strips, 11/15/27                        66,479
                                                                  ------------
                                                                     3,928,035
                                                                  ------------

                  Total Fixed Income Bonds
                  (cost $47,152,463)                                48,135,295
                                                                  ------------

                  SHORT-TERM INVESTMENT 4.7%

      2,293,306   UMB Bank, n.a., Money Market
                  Fiduciary, Demand Deposit, 0.2%
                  (cost $2,293,306)                                  2,293,306
                                                                  ------------

                  Total Investments 102.4%
                  (cost $49,445,769)                                50,428,601

                  Liabilities less
                  Other Assets (2.4)%                              (1,171,976)
                                                                  ------------

                  Net Assets 100.0%                                $49,256,625
                                                                  ============

                  See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001


   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  COMMON STOCKS 95.5%

                  AEROSPACE 1.1%
          5,500   The Boeing Co.                                      $213,290
          3,500   General Dynamics Corp.                               278,740
                                                                  ------------
                                                                       492,030
                                                                  ------------

                  ALUMINUM PRODUCTS 2.0%
         25,500   Alcoa, Inc.                                          906,525
                                                                  ------------
                  BANKING 9.8%
         23,500   Bank of America Corp.                              1,479,325
         18,200   Bank of New York Co., Inc.                           742,560
         16,800   Mellon Financial Corp.                               632,016
          8,600   PNC Financial Services Group, Inc.                   483,320
         25,500   Wells Fargo & Co.                                  1,107,975
                                                                  ------------
                                                                     4,445,196
                                                                  ------------

                  CHEMICALS 0.5%
          6,200   Dow Chemical Co.                                     209,436
                                                                  ------------

                  COMPUTER PRODUCTS 2.3%
         17,500   Compaq Computer Corp.                                170,800
          7,000   International Business
                  Machines Corp.                                       846,720
                                                                  ------------
                                                                     1,017,520
                                                                  ------------

                  COMPUTER SERVICES 1.0%
          6,800   Electronic Data Systems Corp.                        466,140
                                                                  ------------

                  CONSUMER GOODS 2.0%
          9,000   Clorox Co.                                           355,950
          7,800   Hershey Foods Corp.                                  528,060
                                                                  ------------
                                                                       884,010
                                                                  ------------
   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  CONSUMER SERVICES 1.1%
         26,500   Cendant Corp.*                                      $519,665
                                                                  ------------

                  DRUGS 1.5%
         19,400   Schering-Plough Corp.                                694,714
                                                                  ------------

                  ENVIRONMENTAL CONTROL 0.9%
         12,500   Waste Management, Inc.                               398,875
                                                                  ------------

                  FINANCIAL SERVICES 11.6%
         33,187   Citigroup, Inc.                                    1,675,280
          4,800   Federal Home Loan Mortgage Corp.                     313,920
         11,600   Federal National Mortgage Assn.                      922,200
         11,300   Franklin Resources, Inc.                             398,551
          8,600   Household International, Inc.                        498,284
         15,000   Morgan Stanley Dean Witter & Co.                     839,100
          7,000   USA Education, Inc.                                  588,140
                                                                  ------------
                                                                     5,235,475
                                                                  ------------

                  FORESTRY 1.1%
          8,900   Weyerhaeuser Co.                                     481,312
                                                                  ------------

                  HEALTH CARE PRODUCTS 2.8%
         12,000   Biogen, Inc.*                                        688,200
         23,518   Boston Scientific Corp.*                             567,254
                                                                  ------------
                                                                     1,255,454
                                                                  ------------

                  HEALTH CARE SERVICES 1.6%
          7,600   HCA, Inc.                                            292,904
          7,300   Tenet Healthcare Corp.*                              428,656
                                                                  ------------
                                                                       721,560
                                                                  ------------

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AQUINAS FUNDS
--------------------------------------------------------------------------------
VALUE FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2001


   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  INSURANCE 16.5%
          6,400   ACE Ltd.                                            $256,960
         10,512   American International Group, Inc.                   834,653
         18,500   Aon Corp.                                            657,120
            400   Berkshire Hathaway, Inc.*                          1,010,000
         16,300   Chubb Corp.                                        1,124,700
         10,000   CIGNA Corp.                                          926,500
         13,700   Hartford Financial Services
                  Group, Inc.                                          860,771
         15,400   Lincoln National Corp.                               747,978
          6,000   Marsh & McLennan Cos., Inc.                          644,700
          9,000   St. Paul Cos., Inc.                                  395,730
                                                                  ------------
                                                                     7,459,112
                                                                  ------------

                  MANUFACTURING 7.8%
          7,100   Deere & Co.                                          309,986
          8,700   Honeywell International, Inc.                        294,234
         10,600   Illinois Tool Works, Inc.                            717,832
         15,300   Ingersoll-Rand Co.                                   639,693
          7,200   Minnesota Mining and
                  Manufacturing Co.                                    851,112
         12,200   Tyco International Ltd.                              718,580
                                                                  ------------
                                                                     3,531,437
                                                                  ------------

                  MEDIA 1.6%
          8,600   Comcast Corp.*                                       309,600
         31,000   Liberty Media Corp.*                                 434,000
                                                                  ------------
                                                                       743,600
                                                                  ------------

                  NATURAL GAS UTILITIES 1.5%
         15,700   El Paso Corp.*                                       700,377
                                                                  ------------
                  OFFICE EQUIPMENT 1.6%
         12,500   Avery Dennison Corp.                                 706,625
                                                                  ------------

   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  OIL AND GAS 7.1%
         14,243   ChevronTexaco Corp.                               $1,276,315
         23,012   ExxonMobil Corp.                                     904,372
          9,100   Phillips Petroleum Co.                               548,366
          8,400   Schlumberger Ltd.                                    461,580
                                                                  ------------
                                                                     3,190,633
                                                                  ------------

                  PAPER AND PAPER PRODUCTS 3.2%
         24,000   Kimberly-Clark Corp.                               1,435,200
                                                                  ------------

                  RETAIL 8.1%
         19,700   Costco Wholesale Corp.*                              874,286
         25,800   Lowe's Cos., Inc.                                  1,197,378
         13,200   Safeway, Inc.*                                       551,100
         25,000   Target Corp.                                       1,026,250
                                                                  ------------
                                                                     3,649,014
                                                                  ------------

                  SEMICONDUCTORS 1.7%
          7,700   Applied Materials, Inc.*                             308,770
         14,200   Intel Corp.                                          446,590
                                                                  ------------
                                                                       755,360
                                                                  ------------

                  TELECOMMUNICATIONS 7.1%
          5,200   Alltel Corp.                                         320,996
         35,100   AT&T Corp.                                           636,714
         25,200   Motorola, Inc.                                       378,504
         49,600   Qwest Communications
                  International, Inc.                                  700,848
         15,914   Verizon Communications, Inc.                         755,278
         16,300   Vodafone Group PLC                                   418,584
                                                                  ------------
                                                                     3,210,924
                                                                  ------------

                  Total Common Stocks
                  (cost $42,244,721)                                43,110,194
                                                                  ------------

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AQUINAS FUNDS
--------------------------------------------------------------------------------
VALUE FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2001


   Principal
    Amount                                                              Value
  ----------                                                          ----------

                  SHORT-TERM INVESTMENT 4.7%

     $2,145,534   UMB Bank, n.a., Money Market
                  Fiduciary, Demand Deposit, 0.2%
                  (cost $2,145,534)                                 $2,145,534
                                                                  ------------

                  Total Investments 100.2%
                  (cost $44,390,255)                                45,255,728

                  Liabilities less
                  Other Assets (0.2)%                                (100,441)
                                                                  ------------

                  Net Assets 100.0%                                $45,155,287
                                                                  ============

                  *Non-income producing security
                  See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001


   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  COMMON STOCKS 94.3%

                  BANKING 3.0%
         19,900   BB&T Corp.                                          $718,589
         14,008   Charter One Financial, Inc.                          380,317
         11,400   Fifth Third Bancorp                                  699,162
                                                                  ------------
                                                                     1,798,068
                                                                  ------------

                  BIOTECHNOLOGY 1.9%
          8,400   Genzyme Corp. - General Division*                    502,824
          4,600   IDEC Pharmaceuticals Corp.*                          317,078
          5,100   Invitrogen Corp.*                                    315,843
                                                                  ------------
                                                                     1,135,745
                                                                  ------------

                  BUILDING 1.5%
          6,500   Centex Corp.                                         371,085
         16,205   D.R. Horton, Inc.                                    526,014
                                                                  ------------
                                                                       897,099
                                                                  ------------

                  BUSINESS SERVICES 5.8%
          8,500   Apollo Group, Inc.*                                  382,585
         48,400   Concord EFS, Inc.*                                 1,586,552
         14,362   Fiserv, Inc.*                                        607,800
         12,900   Iron Mountain, Inc.*                                 565,020
         12,143   Paychex, Inc.                                        423,183
                                                                  ------------
                                                                     3,565,140
                                                                  ------------

                  CHEMICALS 1.6%
         12,800   Air Products & Chemicals, Inc.                       600,448
         13,400   Engelhard Corp.                                      370,912
                                                                  ------------
                                                                       971,360
                                                                  ------------

   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  COMPUTER PRODUCTS 4.6%
         12,800   Cadence Design Systems, Inc.*                       $280,576
         29,300   Cisco Systems, Inc.*                                 530,623
         28,000   Dell Computer Corp.*                                 761,040
          6,700   International Business
                  Machines Corp.                                       810,432
         12,800   Polycom, Inc.*                                       440,320
                                                                  ------------
                                                                     2,822,991
                                                                  ------------

                  COMPUTER SERVICES 5.5%
         10,800   Affiliated Computer Services, Inc.*                1,146,204
          9,500   The Bisys Group, Inc.*                               607,905
         10,700   Electronic Data Systems Corp.                        733,485
          8,000   Mentor Graphics Corp.                                188,560
         23,600   SunGard Data Systems, Inc.*                          682,748
                                                                  ------------
                                                                     3,358,902
                                                                  ------------

                  COMPUTER SOFTWARE 5.2%
          8,000   Check Point Software
                  Technologies Ltd.*                                   319,120
          5,600   Certegy, Inc.*                                       191,632
          2,900   CSG Systems International, Inc.*                     117,305
         17,900   Citrix Systems, Inc.*                                405,614
          9,400   Mercury Interactive Corp.*                           319,412
         27,400   Microsoft Corp.*                                   1,815,250
                                                                  ------------
                                                                     3,168,333
                                                                  ------------

                  CONSUMER GOODS 8.5%
         21,100   Fortune Brands, Inc.                                 835,349
         12,700   General Mills, Inc.                                  660,527
         10,700   Hershey Foods Corp.                                  724,390
         25,200   Pepsi Bottling Group, Inc.                           592,200
         21,200   PepsiCo, Inc.                                      1,032,228
         11,200   Procter & Gamble Co.                                 886,256
         16,200   SYSCO Corp.                                          424,764
                                                                  ------------
                                                                     5,155,714
                                                                  ------------

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AQUINAS FUNDS
--------------------------------------------------------------------------------
GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2001


   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  DIVERSIFIED MANUFACTURING
                  OPERATIONS 4.0%
         30,400   General Electric Co.                              $1,218,432
         21,000   Tyco International Ltd.                            1,236,900
                                                                  ------------
                                                                     2,455,332
                                                                  ------------

                  DRUGS 5.7%
          4,300   Allergan, Inc.                                       322,715
         13,200   Biovail Corp.*                                       742,500
          4,000   Forest Laboratories, Inc.*                           327,800
         25,494   King Pharmaceuticals, Inc.*                        1,074,062
         24,900   Pfizer, Inc.                                         992,265
                                                                  ------------
                                                                     3,459,342
                                                                  ------------

                  EDUCATION 0.2%
          3,200   DeVry, Inc.*                                          91,040
                                                                  ------------

                  ENVIRONMENTAL CONTROL 1.2%
         22,200   Waste Management, Inc.                               708,402
                                                                  ------------

                  FINANCIAL SERVICES 8.0%
          4,100   Affiliated Managers Group*                           288,968
         15,200   AmeriCredit Corp.*                                   479,560
          7,800   Capital One Financial Corp.                          420,810
         19,766   Citigroup, Inc.                                      997,788
         11,000   Federal Home Loan Mortgage Corp.                     719,400
          5,100   Household International, Inc.                        295,494
          4,800   Lehman Brothers Holdings, Inc.                       320,640
         19,598   Metris Cos., Inc.                                    503,865
         10,300   USA Education, Inc.                                  865,406
                                                                  ------------
                                                                     4,891,931
                                                                  ------------

                  HEALTH CARE PRODUCTS 1.6%
          9,100   Baxter International, Inc.                           488,033
          6,400   St. Jude Medical, Inc.                               496,960
                                                                  ------------
                                                                       984,993
                                                                  ------------


   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  HEALTH CARE SERVICES 3.1%
          6,600   Anthem, Inc.*                                       $326,700
         13,400   HCA, Inc.                                            516,436
         19,800   HEALTHSOUTH Corp.*                                   293,436
         12,700   Tenet Healthcare Corp.*                              745,744
                                                                  ------------
                                                                     1,882,316
                                                                  ------------

                  INSURANCE 3.9%
          7,200   AMBAC Financial Group, Inc.                          416,592
         11,739   American International Group, Inc.                   932,077
          6,500   Everest Re Group, Ltd.                               459,550
         12,700   Radian Group, Inc.                                   545,465
                                                                  ------------
                                                                     2,353,684
                                                                  ------------

                  MANUFACTURING 1.4%
         10,200   Cooper Industries, Inc.                              356,184
          9,400   Harley-Davidson, Inc.                                510,514
                                                                  ------------
                                                                       866,698
                                                                  ------------

                  MEDIA 0.8%
         10,000   AOL Time Warner, Inc.*                               321,000
          7,000   Hispanic Broadcasting Corp.*                         178,500
                                                                  ------------
                                                                       499,500
                                                                  ------------

                  MEDICAL 4.5%
          8,800   Amgen, Inc.*                                         496,672
         18,400   Johnson & Johnson                                  1,087,440
         14,300   Laboratory Corp. of
                  America Holdings*                                  1,156,155
                                                                  ------------
                                                                     2,740,267
                                                                  ------------

                  OFFICE EQUIPMENT 0.8%
         13,400   Pitney Bowes, Inc.                                   503,974
                                                                  ------------

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AQUINAS FUNDS
--------------------------------------------------------------------------------
GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2001


   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  OIL AND GAS 3.6%
          6,600   Anadarko Petroleum Corp.                            $375,210
          5,170   Apache Corp.                                         257,880
         19,800   Conoco, Inc.                                         560,340
          5,200   Nabors Industries, Inc.*                             178,516
         27,800   Ocean Energy, Inc.                                   533,760
          7,900   Valero Energy Corp.                                  301,148
                                                                  ------------
                                                                     2,206,854
                                                                  ------------

                  RETAIL 8.1%
         30,400   Bed, Bath and Beyond, Inc.*                        1,030,560
          6,800   Best Buy Co., Inc.*                                  506,464
          6,300   BJ's Wholesale Club, Inc.*                           277,830
          8,800   Costco Wholesale Corp.*                              390,544
         31,900   Foot Locker, Inc.                                    499,235
            200   Home Depot, Inc.                                      10,202
          6,900   Kohl's Corp.*                                        486,036
         11,300   Lowe's Cos., Inc.                                    524,433
          9,600   Michaels Stores, Inc.*                               316,320
          7,500   Wal-Mart Stores, Inc.                                431,625
         11,400   Williams-Sonoma, Inc.*                               489,060
                                                                  ------------
                                                                     4,962,309
                                                                  ------------

                  SEMICONDUCTORS 6.6%
         26,900   Intel Corp.                                          846,005
         27,400   Intersil Corp.*                                      883,650
          8,200   KLA-Tencor Corp.*                                    406,392
         11,800   Microchip Technology, Inc.*                          457,132
         15,400   Novellus Systems, Inc.*                              607,530
          9,300   NVIDIA Corp.*                                        622,170
          4,500   Qlogic Corp.*                                        200,295
                                                                  ------------
                                                                     4,023,174
                                                                  ------------


   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  TELECOMMUNICATIONS 2.2%
          8,700   Amdocs Ltd.*                                        $295,539
            200   AT&T Corp.                                             3,628
         38,300   Enterasys Networks, Inc.*                            338,955
         28,500   Sprint PCS Group*                                    695,685
                                                                  ------------
                                                                     1,333,807
                                                                  ------------

                  TEXTILES 0.3%
          3,800   Mohawk Industries, Inc.*                             208,544
                                                                  ------------

                  TRANSPORTATION 0.7%
          7,400   United Parcel Service, Inc.                          403,300
                                                                  ------------

                  Total Common Stocks
                  (cost $52,868,164)                                57,448,819
                                                                  ------------

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AQUINAS FUNDS
--------------------------------------------------------------------------------
GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2001


   Principal
    Amount                                                              Value
  ----------                                                          ----------

                  CONVERTIBLE BONDS 0.6%

    $   338,000   Lamar Advertising Co.,
                  5.25%, 9/15/06
                  (cost $361,059)                                     $374,757
                                                                  ------------

                  WARRANT 0.0%

          2,102   Orbital Science Corp.                                      -
                                                                  ------------

                  SHORT-TERM INVESTMENT 5.8%

      3,552,145   UMB Bank, n.a., Money Market
                  Fiduciary, Demand Deposit, 0.2%
                  (cost $3,552,145)                                  3,552,145
                                                                  ------------

                  Total Investments 100.7%
                  (cost $56,781,368)                                61,375,721

                  Liabilities less
                  Other Assets (0.7)%                                (414,521)
                                                                  ------------

                  Net Assets 100.0%                                $60,961,200
                                                                  ============

                  *Non-income producing security
                  See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
SMALL-CAP FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001


   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  COMMON STOCKS 96.9%

                  BIOTECHNOLOGY 3.3%
          1,700   Affymetrix, Inc.*                                    $64,175
          1,600   Invitrogen Corp.*                                     99,088
          1,200   Protein Design Labs, Inc.*                            39,360
                                                                  ------------
                                                                       202,623
                                                                  ------------

                  BUSINESS SERVICES 7.8%
          1,900   Alliance Data Systems Corp.*                          36,385
          2,500   The Corporate Executive Board Co.*                    91,750
          3,300   Iron Mountain, Inc.*                                 144,540
          2,000   MAXIMUS, Inc.*                                        84,120
          2,100   Paychex, Inc.                                         73,185
          2,750   Tetra Tech, Inc.*                                     54,752
                                                                  ------------
                                                                       484,732
                                                                  ------------

                  CHEMICALS 1.2%
          1,300   The Lubrizol Corp.                                    45,617
          2,200   RPM, Inc.                                             31,812
                                                                  ------------
                                                                        77,429
                                                                  ------------

                  COMPUTER SERVICES 11.7%
          1,300   Affiliated Computer Services, Inc.*                  137,969
          2,900   The Bisys Group, Inc.*                               185,571
          1,600   CheckFree Corp.*                                      28,800
          3,800   Concurrent Computer Corp.*                            56,430
          1,500   Jack Henry & Associates                               32,760
          3,100   Mentor Graphics Corp.                                 73,067
          7,300   SunGard Data Systems, Inc.*                          211,189
                                                                  ------------
                                                                       725,786
                                                                  ------------

   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  COMPUTER SOFTWARE 7.1%
          1,400   Advent Software, Inc.*                              $ 69,930
          2,500   Certegy, Inc.*                                        85,550
            600   Choicepoint, Inc.*                                    30,414
            900   CSG Systems International, Inc.*                      36,405
            300   Fair, Isaac & Co., Inc.                               18,906
          1,800   Intercept Group, Inc.*                                73,620
          3,200   Mercury Interactive Corp.*                           108,736
            465   Verisign, Inc.*                                       17,689
                                                                  ------------
                                                                       441,250
                                                                  ------------

                  DRUGS 7.8%
          4,700   Biovail Corp.*                                       264,375
          1,700   Genta, Inc.*                                          24,191
          3,566   King Pharmaceuticals, Inc.*                          150,236
            900   Neurocrine Biosciences, Inc.*                         46,179
                                                                  ------------
                                                                       484,981
                                                                  ------------

                  EDUCATION 1.4%
          1,100   DeVry, Inc.*                                          31,295
          1,500   Education Management Corp.*                           54,375
                                                                  ------------
                                                                        85,670
                                                                  ------------

                  FIBER OPTICS 0.7%
          4,200   Finisar Corp.*                                        42,714
                                                                  ------------

                  FINANCIAL SERVICES 6.5%
          1,300   Affiliated Managers Group*                            91,624
          4,500   AmeriCredit Corp.*                                   141,975
          1,500   Investment Technology Group, Inc.*                    58,605
          4,300   Metris Cos., Inc.                                    110,553
                                                                  ------------
                                                                       402,757
                                                                  ------------

                  HEALTH CARE PRODUCTS 3.4%
          3,300   Medicis Pharmaceutical Corp.*                        213,147
                                                                  ------------

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AQUINAS FUNDS
--------------------------------------------------------------------------------
SMALL-CAP FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2001

   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  HEALTH CARE SERVICES 3.4%
          2,750   Accredo Health, Inc.*                               $109,175
          2,900   Triad Hospitals, Inc.*                                85,115
            700   Unilab Corp.*                                         17,570
                                                                  ------------
                                                                       211,860
                                                                  ------------

                  HOME BUILDERS 3.6%
          3,400   Lennar Corp.                                         159,188
          1,400   Toll Brothers, Inc.*                                  61,460
                                                                  ------------
                                                                       220,648
                                                                  ------------

                  INSURANCE 5.9%
          1,600   Everest Re Group, Ltd.                               113,120
          1,500   The PMI Group, Inc.                                  100,515
          3,600   Radian Group, Inc.                                   154,620
                                                                  ------------
                                                                       368,255
                                                                  ------------

                  INTERNET 3.9%
          1,100   Internet Security Systems, Inc.*                      35,266
          1,900   Retek, Inc.*                                          56,753
          4,900   Riverstone Networks, Inc.*                            81,340
          1,100   SkillSoft Corp.*                                      28,512
          1,200   Websense, Inc.*                                       38,484
                                                                  ------------
                                                                       240,355
                                                                  ------------

                  MACHINERY AND EQUIPMENT 1.3%
          2,000   Kennametal, Inc.                                      80,540
                                                                  ------------

                  MANUFACTURING 1.3%
          1,600   Roper Industries, Inc.                                79,200
                                                                  ------------

                  MEDICAL INSTRUMENTS 0.5%
          1,700   Endocare, Inc.*                                       30,481
                                                                  ------------
   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  MEDIA 3.1%
          3,800   Hispanic Broadcasting Corp.*                         $96,900
          5,300   Radio One, Inc., Class D*                             95,453
                                                                  ------------
                                                                       192,353
                                                                  ------------

                  OIL AND GAS 4.5%
          1,400   Hanover Compressor Co.*                               35,364
          2,300   National-Oilwell, Inc.*                               47,403
          1,400   Noble Affiliates, Inc.                                49,406
          2,500   Pogo Producing Co.                                    65,675
          2,100   Valero Energy Corp.                                   80,052
                                                                  ------------
                                                                       277,900
                                                                  ------------

                  PERSONAL SERVICES 1.8%
          2,700   Bright Horizons Family Solutions, Inc.*               75,573
            900   Mobile Mini, Inc.*                                    35,208
                                                                  ------------
                                                                       110,781
                                                                  ------------

                  RETAIL 10.3%
          1,500   99 Cents Only Stores*                                 57,150
          1,650   The Cheesecake Factory, Inc.*                         57,370
          2,700   Copart, Inc.*                                         98,199
          5,900   Foot Locker, Inc.                                     92,335
          2,800   Furniture Brands International, Inc.*                 89,656
          1,900   Hot Topic, Inc.*                                      59,641
            700   Sonic Corp.*                                          25,200
          2,000   Too, Inc.*                                            55,000
          1,700   Williams-Sonoma, Inc.*                                72,930
          2,000   Wolverine World Wide, Inc.                            30,100
                                                                  ------------
                                                                       637,581
                                                                  ------------

                  SEMICONDUCTORS 0.5%
            800   AstroPower, Inc.*                                     32,344
                                                                  ------------

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AQUINAS FUNDS
--------------------------------------------------------------------------------
SMALL-CAP FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2001


   Number of
    Shares                                                              Value
  ----------                                                          ----------

                  TELECOMMUNICATIONS 2.9%
          1,900   Allegiance Telecom, Inc.*                            $15,751
          3,500   Enterasys Networks, Inc.*                             30,975
            800   Metro One Telecommunications, Inc.*                   24,200
          8,600   SBA Communications Corp.*                            111,972
                                                                  ------------
                                                                       182,898
                                                                  ------------

                  TEXTILES 2.0%
          2,300   Mohawk Industries, Inc.*                             126,224
                                                                  ------------

                  WASTE MANAGEMENT 1.0%
          1,000   Stericycle, Inc.*                                     60,880
                                                                  ------------

                  Total Common Stocks
                  (cost $5,227,844)                                  6,013,389
                                                                  ------------

                  WARRANT 0.0%

            482   Orbital Sciences Corp.                                     -
                                                                  ------------


   Principal
    Amount                                                              Value
  ----------                                                          ----------

                  SHORT-TERM INVESTMENT 3.2%

       $200,906   UMB Bank, n.a., Money Market
                  Fiduciary, Demand Deposit, 0.2%
                  (cost $200,906)                                     $200,906
                                                                  ------------

                  Total Investments 100.1%
                  (cost $5,428,750)                                  6,214,295

                  Liabilities less
                  Other Assets (0.1)%                                  (6,228)
                                                                  ------------

                  Net Assets 100.0%                                 $6,208,067
                                                                  ============

       *Non-income producing security
       See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                          FIXED INCOME     VALUE         GROWTH       SMALL-CAP
                              FUND          FUND          FUND           FUND
                          ------------  ------------  ------------   -----------
ASSETS:
 Investments at value
  (cost $49,445,769,
  $44,390,255, $56,781,368
  and $5,428,750,
  respectively)           $50,428,601   $45,255,728   $61,375,721   $6,214,295
 Receivable for
  securities sold           1,377,237       147,560        21,009       15,748
 Capital shares
  receivable                  369,281        26,347        58,941       24,475
 Interest and dividends
  receivable                  704,216        43,600        34,162          674
 Receivable from adviser        2,514             -             -        4,876
 Receivable for paydowns       19,240             -             -            -
 Prepaid expenses              15,288        15,018        17,159       11,825
                          -----------   -----------   -----------  -----------

  Total Assets             52,916,377    45,488,253    61,506,992    6,271,893
                          -----------   -----------   -----------  -----------

LIABILITIES:
 Payable for securities
  purchased                 3,586,568        32,339       264,167       26,658
 Capital shares payable         1,170       218,418       172,762       14,900
 Payable to custodian           9,448         5,547         5,831        3,822
 Accrued expenses              37,769        38,438        50,772       12,046
 Accrued investment
  advisory fee                 24,797        38,224        52,260        6,400
                          -----------   -----------   -----------  -----------

 Total Liabilities          3,659,752       332,966       545,792       63,826
                          -----------   -----------   -----------  -----------

NET ASSETS                $49,256,625   $45,155,287   $60,961,200   $6,208,067
                          ===========   ===========   ===========  ===========

NET ASSETS CONSIST OF:
 Capital stock            $       489   $       442   $       417   $      102
 Paid-in-capital in
  excess of par            48,596,350    47,917,646    60,457,958    6,646,255
 Undistributed net
  investment income            27,349             -             -            -
 Undistributed net
  realized loss on
  investments               (350,395)   (3,628,274)   (4,091,528)  (1,223,835)
 Net unrealized
  appreciation on
  investments                 982,832       865,473     4,594,353      785,545
                          -----------   -----------   -----------  -----------

NET ASSETS                $49,256,625   $45,155,287   $60,961,200   $6,208,067
                          ===========   ===========   ===========  ===========

CAPITAL STOCK,
 $.0001 PAR VALUE:
 Authorized               125,000,000   125,000,000   125,000,000  125,000,000
 Issued and outstanding     4,891,357     4,416,216     4,173,751    1,020,518

NET ASSET VALUE,
REDEMPTION PRICE AND
OFFERING PRICE PER SHARE       $10.07        $10.22        $14.61        $6.08
                          ===========   ===========   ===========  ===========

See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
                          FIXED INCOME     VALUE         GROWTH       SMALL-CAP
                              FUND          FUND          FUND           FUND
                          ------------  ------------  ------------   -----------
INVESTMENT INCOME:
 Interest                  $3,015,579      $ 36,654      $105,681     $ 17,635
 Dividends                          -       694,314       319,564       11,409
                          -----------   -----------   -----------  -----------
                            3,015,579       730,968       425,245       29,044
EXPENSES:
 Investment advisory fees     281,446       487,159       622,112       74,725
 Administration and
  fund accounting fees         79,844        82,921       105,849       10,175
 Shareholder servicing fees    54,811        68,933        92,095       33,330
 Professional fees             25,962        27,189        34,074        3,409
 Federal and state
  registration fees            19,334        20,792        29,446       19,263
 Custody fees                  11,297        14,389        14,114        6,376
 Reports to shareholders       10,499        12,092        15,169        1,535
 Directors' fees                5,516         5,793         7,168          583
 12b-1 fees                         -             -             -       14,945
 Other                         21,989         7,608        10,881        3,573
                          -----------   -----------   -----------  -----------

 Total expenses
  before waiver               510,698       726,876       930,908      167,914
  Waiver of fees             (41,621)             -             -     (51,343)
                          -----------   -----------   -----------  -----------

  Net Expenses                469,077       726,876       930,908      116,571
                          -----------   -----------   -----------  -----------

NET INVESTMENT
 INCOME (LOSS)              2,546,502         4,092     (505,663)     (87,527)
                          -----------   -----------   -----------  -----------

REALIZED AND UNREALIZED
  GAIN (LOSS):
 Net realized gain (loss)
  on investments              447,955     (228,720)   (3,473,439)  (1,088,787)
  Change in unrealized
   appreciation/depreciation
  on investments            1,145,774   (3,222,127)   (7,050,947)      660,044
                          -----------   -----------   -----------  -----------

 Net Gain (Loss)
  on Investments            1,593,729   (3,450,847)  (10,524,386)    (428,743)
                          -----------   -----------   -----------  -----------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS            $4,140,231  $(3,446,755) $(11,030,049)   $(516,270)
                          ===========   ===========   ===========  ===========

See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                    FIXED INCOME                VALUE                   GROWTH                   SMALL-CAP
                                        FUND                    FUND                     FUND                      FUND
                               ----------------------  ----------------------   ----------------------    ----------------------
                                  Year        Year         Year        Year         Year        Year         Year         Year
                                 ended        ended       ended        ended       ended        ended       ended        ended
                                Dec. 31,    Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,     Dec. 31,
                                  2001        2000         2001        2000         2001        2000         2001         2000
                               ----------  ----------   ----------  ----------   ----------  ----------   ----------   ----------
OPERATIONS:
 Net investment income (loss)   $2,546,502   $2,498,335      $4,092     $810,036  $(505,663)   $(516,690)   $(87,527)     $501,515
 Net realized gain (loss)
  on investments                   447,955    (323,774)   (228,720)  (3,452,300) (3,473,439)    7,101,842 (1,088,787)    1,973,138
 Change in unrealized
  appreciation/depreciation
  on investments                 1,145,774    1,474,763  (3,222,127)   1,550,318  (7,050,947) (5,362,795)     660,044  (1,264,072)
                               -----------  ----------- -----------  ----------- -----------  ----------- -----------  -----------
 Net Increase (Decrease)
  in Net Assets
  Resulting from Operations      4,140,231    3,649,324  (3,446,755) (1,091,946)(11,030,049)    1,222,357   (516,270)    1,210,581
                               -----------  ----------- -----------  ----------- -----------  ----------- -----------  -----------

DISTRIBUTIONS OF:
 Net investment income         (2,557,467)  (2,477,443)     (7,192)    (776,720)           -            -           -    (505,408)
 Net realized gains                      -            -           -    (654,877)           -  (8,781,545)    (28,888)  (2,481,490)

 Return of capital                       -            -    (10,413)            -           -            -           -            -
                               -----------  ----------- -----------  ----------- -----------  ----------- -----------  -----------
  Total Distributions          (2,557,467)  (2,477,443)    (17,605)  (1,431,597)           -  (8,781,545)    (28,888)  (2,986,898)
                               -----------  ----------- -----------  ----------- -----------  ----------- -----------  -----------

CAPITAL SHARE TRANSACTIONS:
 Shares sold                    20,834,714   13,728,738   9,511,005   15,453,084  32,251,298   59,926,346   5,858,127    2,974,141
 Shares issued to holders
  in reinvestment of
  distributions                  2,493,895    2,319,646      17,223    1,386,945           -    8,607,542      28,657    2,974,980
 Shares redeemed              (20,725,238) (14,303,646)(15,880,288) (17,158,182)(28,596,351) (52,505,446) (5,549,312) (22,692,738)
                               -----------  ----------- -----------  ----------- -----------  ----------- -----------  -----------
  Net Increase (Decrease)        2,603,371    1,744,738  (6,352,060)   (318,153)   3,654,947   16,028,442     337,472 (16,743,617)
                               -----------  ----------- -----------  ----------- -----------  ----------- -----------  -----------

TOTAL INCREASE (DECREASE) IN
NET ASSETS                       4,186,135    2,916,619 (9,816,420)  (2,841,696) (7,375,102)    8,469,254   (207,686) (18,519,934)

NET ASSETS:
 Beginning of year              45,070,490   42,153,871  54,971,707   57,813,403  68,336,302   59,867,048   6,415,753   24,935,687
                               -----------  ----------- -----------  ----------- -----------  ----------- -----------  -----------
 End of year                   $49,256,625  $45,070,490 $45,155,287  $54,971,707 $60,961,200  $68,336,302  $6,208,067   $6,415,753
                               ===========  =========== ===========  =========== ===========  =========== ===========  ===========
 Undistributed net investment
  income, end of year              $27,349      $42,463           -       $7,192           -            -           -            -
                               ===========  =========== ===========  =========== ===========  =========== ===========  ===========


See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                 FIXED INCOME FUND                                    VALUE FUND
                                  -----------------------------------------------   -----------------------------------------------
                                    Year     Year      Year      Year      Year     Year       Year      Year       Year     Year
                                   ended     ended     ended     ended     ended    ended      ended     ended     ended     ended
                                  Dec. 31, Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31, Dec. 31,
                                    2001     2000      1999      1998      1997     2001       2000      1999       1998     1997
                                  -------- --------  --------  --------  -------- --------   --------  --------   -------- --------
Net Asset Value,
 Beginning of Year                 $9.73     $9.47    $10.18    $10.17     $9.90    $10.91    $11.34    $13.21    $14.89    $13.26

Income (Loss) from
 Investment Operations:
 Net investment income              0.55      0.58      0.53      0.54      0.55         -      0.17      0.21      0.23      0.26
 Net realized and unrealized
  gains (losses) on investments     0.34      0.25    (0.71)      0.17      0.27    (0.69)    (0.31)    (0.09)      0.57      3.40
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total from Investment
  Operations                        0.89      0.83    (0.18)      0.71      0.82    (0.69)    (0.14)      0.12      0.80      3.66
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

Less Distributions:
 Dividends from net
  investment income               (0.55)    (0.57)    (0.53)    (0.54)    (0.55)         -    (0.16)    (0.20)    (0.23)    (0.26)
 Distributions from net
  realized gains                       -         -         -    (0.16)         -         -    (0.13)    (1.79)    (2.25)    (1.77)
 Return of capital                     -         -         -         -         -         -         -         -         -         -
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total Distributions             (0.55)    (0.57)    (0.53)    (0.70)    (0.55)         -    (0.29)    (1.99)    (2.48)    (2.03)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

Net Asset Value, End of Year      $10.07     $9.73   $  9.47    $10.18    $10.17    $10.22    $10.91    $11.34    $13.21    $14.89
                                ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

Total Return                       9.33%     9.11%   (1.86)%     7.17%     8.54%   (6.29)%   (1.19)%     1.12%     5.50%    27.85%

Supplemental Data and Ratios:
 Net assets, end of year
  (in thousands)                 $49,256   $45,070   $42,154   $42,865   $40,699   $45,155   $54,972   $57,813   $64,877   $73,594
Ratio to Average Net Assets of:
 Expenses, net of waivers
  and reimbursements               1.00%     1.00%     1.00%     1.00%     0.99%     1.49%     1.42%     1.38%     1.36%     1.37%
 Expenses, before waivers
  and reimbursements               1.09%     1.07%     1.02%     1.03%     1.05%     1.49%     1.42%     1.38%     1.36%     1.37%
 Net investment income (loss),
  net of waivers and
  reimbursements                   5.43%     6.05%     5.37%     5.27%     5.54%     0.01%     1.53%     1.56%     1.49%     1.74%
 Net investment income (loss),
  before waivers and
  reimbursements                   5.34%     5.98%     5.35%     5.24%     5.48%     0.01%     1.53%     1.56%     1.49%     1.74%
Portfolio turnover rate             158%      152%      131%      120%      102%       64%       81%      100%       64%       42%


See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONT'D.)



                                                    GROWTH FUND                                     SMALL-CAP FUND
                                  -----------------------------------------------   -----------------------------------------------
                                    Year     Year      Year      Year      Year     Year       Year      Year       Year     Year
                                   ended     ended     ended     ended     ended    ended      ended     ended     ended     ended
                                  Dec. 31, Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31, Dec. 31,
                                    2001     2000      1999      1998      1997     2001       2000      1999       1998     1997
                                  -------- --------  --------  --------  -------- --------   --------  --------   -------- --------
Net Asset Value,
 Beginning of Year                $17.41    $19.48    $17.57    $15.12    $13.45     $6.85    $10.40    $11.34    $11.58    $11.53

Income (Loss) from
 Investment Operations:
 Net investment income (loss)     (0.12)    (0.13)    (0.14)    (0.10)    (0.06)    (0.08)      0.30      0.27      0.28      0.31
  Net realized and unrealized
  gains (losses) on investments   (2.68)      0.63      4.20      3.40      3.93    (0.66)      0.03      0.17      0.68      1.95
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total from Investment
  Operations                      (2.80)      0.50      4.06      3.30      3.87    (0.74)      0.33      0.44      0.96      2.26
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

Less Distributions:
 Dividends from net
  investment income                    -         -         -         -         -         -    (0.30)    (0.26)    (0.28)    (0.30)
 Distributions from net
  realized gains                       -    (2.57)    (2.15)    (0.85)    (2.20)    (0.03)    (3.58)    (1.12)    (0.92)    (1.91)
 Return of capital                     -         -         -         -         -         -         -         -         -         -
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total Distributions                  -    (2.57)    (2.15)    (0.85)    (2.20)    (0.03)    (3.88)    (1.38)    (1.20)    (2.21)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

Net Asset Value, End of Year      $14.61    $17.41    $19.48    $17.57    $15.12     $6.08    $ 6.85    $10.40    $11.34    $11.58
                                ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

Total Return                    (16.08)%     2.48%    23.12%    21.95%    28.97%  (10.83)%     3.19%     4.06%     8.46%    19.91%

Supplemental Data and Ratios:
  Net assets, end of year
  (in thousands)                 $60,961   $68,336   $59,867   $47,400   $35,990    $6,208    $6,416   $24,936   $27,089   $29,164
Ratio to Average Net Assets of:
 Expenses, net of waivers
  and reimbursements               1.50%     1.41%     1.41%     1.42%     1.49%     1.95%     1.52%     1.50%     1.44%     1.45%
 Expenses, before waivers
  and reimbursements               1.50%     1.41%     1.41%     1.42%     1.49%     2.81%     1.68%     1.53%     1.49%     1.52%
  Net investment income (loss),
  net of waivers and
  reimbursements                 (0.81)%   (0.77)%   (0.83)%   (0.71)%   (0.66)%   (1.46)%     2.51%     2.39%     2.38%     2.44%
 Net investment income (loss),
  before waivers and
  reimbursements                 (0.81)%   (0.77)%   (0.83)%   (0.71)%   (0.66)%   (2.32)%     2.35%     2.36%     2.33%     2.37%
Portfolio turnover rate              99%       95%       99%       96%      104%      102%      130%      118%      102%       94%


See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1. ORGANIZATION
The Aquinas Funds, Inc. was incorporated on October 20, 1993 as a Maryland corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Fixed Income, Value, Growth and Small-Cap Funds (the "Funds") are separate, diversified portfolios of The Aquinas Funds, Inc. Prior to November 1, 2000, the Value Fund was known as the Equity Income Fund; the Growth Fund was known as the Equity Growth Fund and the Small-Cap Fund was known as the Balanced Fund. The Funds are managed by Aquinas Investment Advisors, Inc. (the "Advisor") and commenced operations on January 3, 1994.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation - Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' Advisor and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors.

b) Delayed Delivery Transactions - The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

c) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years. At December 31, 2001, the Fixed Income Fund had accumulated capital loss carryforwards of $318,743 expiring in 2008. The Value Fund had accumulated capital loss carryforwards of $2,931,247 expiring in 2008 and $189,469 expiring in 2009. The Growth and Small-Cap Funds have accumulated capital loss carryforwards of $3,221,868 and $1,019,846, respectively, expiring in 2009. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforward. For the year ended December 31, 2001, the Value, Growth and Small-Cap Funds realized post-October losses of $286,162, $731,742 and $174,261, respectively, which, for tax purposes, are deferred and will be recognized in the following year.

d) Distributions to Shareholders - The Value Fund and the Growth Fund pay dividends of net investment income, if any, quarterly while the Fixed Income Fund

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and the Small-Cap Fund pay dividends from net investment income monthly and annually, respectively. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 2001, reclassifications were recorded to increase (decrease) paid-in capital in excess of par by $0, $(31,747), $(505,663) and $(91,040); increase (decrease) undistributed net investment income by $(4,149), $6,321, $505,663 and $87,527 and increase (decrease) undistributed net realized gain by $4,149, $25,426, $0 and $3,513 for the Fixed Income, Value, Growth and Small-Cap Funds, respectively. For the year ended December 31, 2001, 0%, 100%, 0% and 15% of the dividends from net investment income, including short-term gains, qualifies for the dividends received deduction available to corporate shareholders of the Fixed Income, Value, Growth and Small-Cap Funds, respectively.

DISTRIBUTION TO SHAREHOLDERS:
The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:


                                     Fixed Income                Value                    Growth                 Small-Cap
                                         Fund                     Fund                     Fund                     Fund
                                     ------------             ------------             ------------             ------------

Distributions paid from:           2001         2000        2001         2000        2001         2000        2001         2000
 Ordinary income                $2,557,467   $2,477,443      $7,192     $776,682           -   $2,601,079     $28,888   $1,655,970
 Net long-term capital gains             -            -           -      654,915           -    6,180,466           -    1,330,928
                              ------------ ------------ ----------- ------------ ----------- ------------ ----------- ------------
Total taxable distributions      2,557,467    2,477,443       7,192    1,431,597           -    8,781,545      28,888    2,986,898
 Tax return of capital                   -            -      10,413            -           -            -           -            -
                              ------------ ------------ ----------- ------------ ----------- ------------ ----------- ------------
Total distributions paid        $2,557,467   $2,477,443     $17,605   $1,431,597           -   $8,781,545     $28,888   $2,986,898
                              ============ ============ =========== ============ =========== ============ =========== ============



As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                           Fixed Income    Value       Growth      Small-Cap
                               Fund         Fund        Fund         Fund
                           ------------ ------------------------ ------------
Undistributed
 ordinary income              $27,349             -             -            -
Undistributed
 long-term capital gains            -             -             -            -
                         ------------  ------------  ------------ ------------
Accumulated earnings           27,349             -             -            -
Accumulated capital
 and other losses           (318,743)  $(3,406,878)  $(3,953,610) $(1,194,107)
Unrealized appreciation       951,180       644,077     4,456,435      755,817
                         ------------  ------------  ------------ ------------
Total accumulated
 earnings/(deficit)         $ 659,786  $(2,762,801)  $    502,825 $   (438,290)
                         ============  ============  ============ ============

The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

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e) Expenses - Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

f) Other - Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Premiums and discounts on securities purchased are amortized using the level yield to maturity method.

g) The Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that was effective for fiscal years beginning after December 15, 2000. The adoption had no material effect on the operations of the Funds.

3. INVESTMENT ADVISORY AGREEMENT
Each Fund has entered into an agreement with the Advisor, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement for the year ended December 31, 2001, the Funds paid the Advisor a fee, computed daily and payable monthly, at the annual rate of the following percentages of average daily net assets: 0.60% for the Fixed Income Fund; 1.00% for the Value and Growth Funds; 1.25% for the Small-Cap Fund.

The Advisor voluntarily agreed to reimburse its management fee to the extent that total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceeded 1.00% of the average daily net assets of the Fixed Income, 1.50% of the average daily net assets of the Value and Growth Funds, 1.95% of the average daily net assets of the Small-Cap Fund, respectively, computed on a daily basis. For the year ended December 31, 2001, expenses of $41,621 and $51,343 were waived by the Advisor in the Fixed Income and Small-Cap Funds, respectively.

4. SERVICE AND DISTRIBUTION PLAN
The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets. As of December 31, 2001, the Small-Cap Fund was the only Fund participating in the Plan.

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5. CAPITAL SHARE TRANSACTIONS
   Transactions in shares of the Funds for the year ended December 31, 2001, were as follows:

                           Fixed Income    Value       Growth      Small-Cap
                               Fund         Fund        Fund         Fund
                           ------------ ------------------------ ------------
 Shares sold                2,088,562       925,926     2,191,014      980,829
 Shares issued to holders
  in reinvestment
  of distributions            249,828         1,704             -        4,713
 Shares redeemed          (2,077,467)   (1,550,295)   (1,942,868)    (901,059)
                         ------------  ------------  ------------ ------------
  Net Increase (Decrease)     260,923     (622,665)       248,146       84,483
                         ============  ============  ============ ============
Transactions in shares of the Funds for the year ended December 31, 2000, were as follows:

                           Fixed Income    Value       Growth      Small-Cap
                               Fund         Fund        Fund         Fund
                           ------------ ------------------------ ------------
 Shares sold                1,435,668     1,398,927     2,893,372      347,769
 Shares issued to holders
  in reinvestment
  of distributions            243,896       128,032       490,956      407,287
 Shares redeemed          (1,498,611)   (1,586,690)   (2,532,090)  (2,217,734)
                         ------------  ------------  ------------ ------------
  Net Increase (Decrease)     180,953      (59,731)       852,238  (1,462,678)
                         ============  ============  ============ ============

6. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 2001, were as follows:

                           Fixed Income    Value       Growth      Small-Cap
                               Fund         Fund        Fund         Fund
                           ------------ ------------------------ ------------
  Purchases
  U.S. Government         $24,829,176             -             -            -
  Other                    49,782,942   $30,374,926   $61,979,540   $7,233,267
 Sales
  U.S. Government          23,036,099             -             -            -
  Other                    49,175,412    36,644,635    58,438,444    5,449,290

  At December 31, 2001, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes of $49,477,421, $44,611,651, $56,919,286 and $5,458,478 were as follows:


                           Fixed Income    Value       Growth      Small-Cap
                               Fund         Fund        Fund         Fund
                           ------------ ------------------------ ------------
 Appreciation              $1,289,722    $3,819,654    $7,631,848     $995,975
 Depreciation               (338,542)   (3,175,577)   (3,175,413)    (240,158)
                         ------------  ------------  ------------ ------------
  Net Appreciation
  on Investments             $951,180      $644,077    $4,456,435     $755,817
                         ============  ============  ============ ============

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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Aquinas Funds, Inc.:

We have audited the statements of assets and liabilities, including the schedules of investments, of Aquinas Funds, Inc. (a Maryland corporation, comprising the Aquinas Fixed Income Fund, Aquinas Value Fund, Aquinas Growth Fund, and Aquinas Small-Cap Fund) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Aquinas Funds, Inc., as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/Arthur Anderson LLP

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
January 25, 2002

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

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DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                                                                                      Portfolios     Other
                                              Term of Office     Principal                            in Complex     Directorships
                              Position(s)     and Length of      Occupation(s)                        Overseen       Held
Name, Address, and Age        Held with Fund  Time Served        During Past 5 Years                  by Director    by Director
------------------------------------------------------------------------------------------------------------------------------------
Michael R. Corboy             Director        Indefinite,        Mr. Corboy is President of           4              Tipping-
5310 Harvest Hill Road                        until successor    Corboy Investment Company,                          point
Suite 248                                     elected            a private investment company.
Dallas, Texas 75230
Age: 71
------------------------------------------------------------------------------------------------------------------------------------
Levy Curry                    Director        Indefinite,        Mr. Curry has been Senior            4              None
5310 Harvest Hill Road                        until successor    Manager, Human Resources
Suite 248                                     elected            Strategic Group, of Deloitte
Dallas, Texas 75230                                              & Touche LLP since 1998. Prior
Age: 53                                                          thereto he served as Vice President,
                                                                 Human Resources, for Paging
                                                                 Network Inc. (Pagenet), a wireless
                                                                 messaging company.
------------------------------------------------------------------------------------------------------------------------------------
Sister Imelda Gonzalez, CDP   Director        Indefinite,        Sister Gonzalez is a member of       4              None
5310 Harvest Hill Road                        until successor    the Congregation of Divine
Suite 248                                     elected            Providence religious community.
Dallas, Texas 75230                                              Sister Gonzalez was a member
Age: 60                                                          of the staff of the National
                                                                 Association of Treasures of
                                                                 Religious Institutions, Silver
                                                                 Spring, Maryland, from 1997
                                                                 through April 2001.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Marquez             Director        Indefinite,        Mr. Marquez has been a               4              Carrington
5310 Harvest Hill Road                        until successor    self-employed investor                              Labs
Suite 248                                     elected            since 1990.
Dallas, Texas 75230
Age: 63
------------------------------------------------------------------------------------------------------------------------------------
Kathleen Muldoon              Director        Indefinite,        Ms. Muldoon, CFP is Senior Vice      4              None
5310 Harvest Hill Road                        until successor    President of Carter Financial
Suite 248                                     elected            Management, a financial
Dallas, Texas 75230                                              planning firm. She has been
Age: 52                                                          employed by Carter Financial
                                                                 Management since 1979.
------------------------------------------------------------------------------------------------------------------------------------



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

------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                                                                                      Portfolios     Other
                                              Term of Office     Principal                            in Complex     Directorships
                              Position(s)     and Length of      Occupation(s)                        Overseen       Held
Name, Address, and Age        Held with Fund  Time Served        During Past 5 Years                  by Director    by Director
------------------------------------------------------------------------------------------------------------------------------------
John L. Strauss               Director        Indefinite,        Mr. Strauss is a partner in Clover   4              None
5310 Harvest Hill Road                        until successor    Partners, a money management
Suite 248                                     elected            hedge fund. Mr. Strauss was a
Dallas, Texas 75230                                              principal of Barrow, Hanley,
Age: 62                                                          Mewhinney & Strauss, an
                                                                 investment advisory firm from 1980
                                                                 until his retirement in January 1998.
------------------------------------------------------------------------------------------------------------------------------------
Charles Clark                 Director,       Indefinite,        Mr. Clark is President of            4              None
5310 Harvest Hill Road        Secretary       until successor    Olmsted-Kirk Paper Company.
Suite 248                                     elected
Dallas, Texas 75230
Age: 63
------------------------------------------------------------------------------------------------------------------------------------
Christy Frazer                Vice President  Indefinite,        Mrs. Frazer has been employed        4              None
5310 Harvest Hill Road                        until successor    by Aquinas Investment Advisers,
Suite 248                                     elected            Inc. since October 1994 as
Dallas, Texas 75230                                              National Sales Manager-
Age: 56                                                          Retirement Accounts.
------------------------------------------------------------------------------------------------------------------------------------
John Hughes                   Vice President  Indefinite,        Mr. Hughes is Executive Vice         4              None
5310 Harvest Hill Road                        until successor    President and Treasurer of
Suite 248                                     elected            Citigroup Associates First
Dallas, Texas 75230                                              Capital Corporation. He has
Age: 54                                                          been employed by Citigroup
                                                                 Associates First Capital
                                                                 Corporation for more than
                                                                 five years.
------------------------------------------------------------------------------------------------------------------------------------
Frank A. Rauscher             President, and  Indefinite,        Mr. Rauscher has been the Chief      4              None
5310 Harvest Hill Road        Treasurer       until successor    Operating Officer of Aquinas
Suite 248                                     elected            Investment Advisers, Inc. since
Dallas, Texas 75230                                              August 1994 and Chief Executive
Age: 58                                                          Officer of the Adviser since
                                                                 May 1997.
------------------------------------------------------------------------------------------------------------------------------------


Additional information about the Funds' Directors is available in the Statement of Additional Information without charge, upon request, by calling (877) 278-4627.

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THE AQUINAS FUNDS, INC.
P.O. Box 219533
Kansas City, MO 64121-9533
Telephone: 1-800-423-6369

This report is submitted for the general information of shareholders of The Aquinas Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds. The prospectus includes more complete information about management fees and expenses. Please read the prospectus carefully.